UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

DOUBLEVERIFY HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86431-P46602 DOUBLEVERIFY HOLDINGS, INC. 462 BROADWAY NEW YORK, NY 10013 DOUBLEVERIFY HOLDINGS, INC. 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET You invested in DOUBLEVERIFY HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026. Vote Virtually at the Meeting* May 21, 2026 11:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/DV2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86432-P46602 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of three Class II directors for a three-year term ending at the 2029 Annual Meeting of Stockholders. For Nominees: 01) R. Davis Noell 02) Lucy Stamell Dobrin 03) Gary Swidler 2. Non-binding advisory vote on the compensation of our named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.